INTERNATIONAL GENETIC ENGINEERING, INC.
                       1985 NONQUALIFIED STOCK OPTION PLAN

     1. ESTABLISHMENT, PURPOSE, AND DEFINITIONS.

     (a) There is hereby established the 1985 Nonqualified Stock Option Plan (the "Plan") of International Genetic Engineering, Inc. (the "Company"). The Plan permits the granting to "significant employees or consultants," (as hereinafter defined) of stock options ("Options"). These Options are not intended to qualify as incentive stock options under Section 422A of the Internal Revenue Code of 1954, as amended (the "Code").

     (b) The purpose of this Plan is to provide a means by which significant employees and consultants of the Company or its affiliates may be given an opportunity to purchase shares of the Common Stock of the Company (the "Stock") pursuant to Options.

     (c) In the absence of contrary action by the Board of Directors of the Company (the "Board"), any action taken by the Board, or by the committee of directors appointed by the Board to administer the Plan (such committee being hereinafter referred to as the "Committee") with respect to the implementation, interpretation or administration of the Plan shall be final, conclusive and binding. The Committee shall have authority to grant options, to establish the terms and conditions thereof and otherwise to act for the Company with respect to the Plan, except as provided in Paragraph 9.

     (d) The term "affiliates" as used in the Plan means parent or subsidiary corporations of the Company, as defined in section 425 of the Code (but substituting "Company" for "employer corporation"), including parents or subsidiaries which become such after adoption of the Plan. The term "significant employees and consultants" shall mean one or more employees, officers, consultants or directors of the Company or its affiliates who, in the judgment of the Committee or the Board (as hereinafter defined), render those types of services which tend to contribute materially to the success of the Company or which may reasonably be anticipated to contribute materially to the future success of the company.

     2. STOCK SUBJECT TO THE PLAN.

     (a) Options may be granted under this Plan from time to time to significant employees and consultants to purchase an aggregate of no more than 550,000 shares of Stock. As the Committee or the Board may determine from time to time, the shares may consist either in whole or in part of shares of authorized but unissued Stock, or shares of authorized and issued Stock reacquired by the Company and held in its treasury. If an Option ceases to be exercisable in whole or in part, the shares which were subject to such Option, but as to which the

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Option had not been exercised, shall continue to be available for granting under the Plan.

     (b) It there shall be any change in the Stock subject to this Plan or the Stock subject to any Option granted hereunder, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend, or other change in the corporate or capital structure of the Company (including a liquidating dividend but not an ordinary and reasonable dividend), that event shall simultaneously, and without any further action by the Committee or the Board, cause appropriate adjustments to be made in (i) the number of shares and the price per share subject to outstanding Options in order to preserve, but not to increase, the benefits of the optionee, so that immediately after such event each holder of an Option shall be entitled, upon payment to the Company of the aggregate amount of money provided in the Option, to receive that number of shares or other property that he would have received it he had exercised the Option in full (without regard to any provisions relating to the dates on which the Option becomes exercisable) immediately prior to such event; and (ii) the aggregate number of shares subject to this Plan. Provided, however, that subject to any required action by the stockholders of the Company, if there shall be a dissolution or liquidation of the Company or if the Company shall not be the surviving corporation in any merger, consolidation or reorganization or

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if eighty percent (80%) or more of the Company's then outstanding voting stock is acquired by another corporation or if the Company agrees to sell substantially a11 of its assets and property to another person (a "Terminating Event"), each optionee shall have the right immediately prior to such dissolution, liquidation, merger, consolidation, reorganization, acquisition or sale of assets to exercise his Option(s) to the extent not theretofore exercised, whether or not they are then exercisable in the ordinary course of events, unless there is a surviving corporation or a parent or subsidiary corporation thereof that shall assume (with appropriate changes) the outstanding Options or replace them with new options of comparable value. The Company shall give reasonable notice of any Terminating Event. Thirty (30) days after delivery of such notice, every Option or any portion thereof outstanding hereunder shall thereupon terminate, unless there is a surviving corporation or a parent or subsidiary corporation thereof that shall assume (with appropriate changes) the outstanding Options or replace them with new options of comparable value.

     3. ELIGIBILITY.

         The significant employees and consultants who shall be eligible to have Options granted to them are defined to be those employees and consultants as the Committee or the Board, in its absolute discretion, shall designate from time to time.

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     4. ADMINISTRATION OF THE PLAN.

     (a) The Plan shall be administered by the Committee. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. The Committee shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum. A majority of the members present may act at any meeting at which a quorum is present. Any action that may be taken at a meeting may be taken without a meeting if reduced to and approved in writing by all the members of the Committee. Options may be granted to significant employees who are members of the Committee, provided that they are approved by a majority of the members of the whole Committee with the person to whom Options are to be issued not voting, unless the Company's shares become subject to the Securities and Exchange Act of 1934. If the Company becomes subject to the Securities and Exchange of 1934, no options may be granted to any member of the Committee during the term of his or her membership on the Committee. No person shall be eligible to serve on the Committee unless he or she is then a "disinterested person" within the meaning of paragraph (b) of Rule 16B-3, which has been adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, if and as such rule is then in effect.

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     (b) Subject to and consistent with the provisions of this Plan, either the
Board or the Committee may from time to time determine which significant employees and consultants shall be granted Options, the terms and conditions thereof, and the number of shares for which an Option or Options shall be granted to an optionee.

     (c) In addition to any other authority it may have, either the Board or the Committee shall have authority, subject to and consistent with the provisions of this Plan:

          (1) To substitute Options with different terms for previously granted Options;

          (2) To amend the terms of any Option or Options previously granted, including the authority to reduce the Option exercise price from time to time, but not to reduce the price below the price as determined under Paragraph 5; and

          (3) To accept, upon exercise of Options, consideration other than cash, including without limitation, a promissory note or notes of the Optionee, shares of the Company's Stock valued at its fair market value at the time or the surrender of options to purchase Stock, valued at the difference between fair market value at the time of the Stock subject to the Option less the exercise price thereof.

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     If the Stock is neither listed nor admitted to trading on any stock exchange nor actively traded in the over-the-counter market at the time an Option is granted, then the Committee or the Board shall in good faith determine the fair market value of the Stock on the basis of such criteria as may appear to it to be reasonable at the time. If the Stock is listed or admitted to trading on a stock exchange or is actively traded over-the-counter at the time the Option is granted, the fair market value shall be the mean between the highest reported bid price and the lowest reported asked price of the Stock in the over-the-counter market on the last business day prior to the date the Option is granted, as reported by any publication selected by the Company which regularly reports the market price of the Stock in such market. If the Stock is then listed or admitted to trading on any stock exchange, the fair market value shall be the last reported sales price on the last business day prior to the date the Option is granted on the principal stock exchange on which the Stock is then listed or admitted to trading as reported by any publication selected by the Company which regularly reports the market price of the Stock on such exchange, or, if no sale takes place on such day on such principal stock exchange, then the closing bid price of the Stock on such exchange on such day. Such price shall be subject to adjustment as provided in Paragraph 2(b) hereof.

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     (d) The Board or the Committee shall report to the Secretary of the Company the names of persons to whom Options have been granted, the number of shares covered by each Option, and the terms and conditions of each such Option.

     (e) Subject to the terms and conditions of the Plan, either the Board or the Committee shall have full power to adopt, amend, and rescind roles and regulations relating to its administration of this Plan; to construe and interpret this Plan, such rules and regulations, and the instruments evidencing Options; and to make all other determinations deemed necessary or advisable for the administration of this Plan. All decisions, determinations, and interpretations of the Board of Directors and the Committee shall be final and binding.

     5. THE OPTION EXERCISE PRICE.

     (a) the exercise price of the Stock covered by each Option shall be not less than 100 percent of the fair market value of such stock, as determined in good faith by the Committee or the Board (as the case may be), on the date the Option is granted. For all purposes hereof, the date on which an Option is granted shall be the date on which the Committee or the Board determines to make the grant and establishes the price thereof, without regard to subsequent delays in approvals of other terms and conditions or preparation of documents.

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     (b) The Option price shall be paid in full at the time of exercise of the
Option in cash, by check, or, at the discretion of the Committee or the Board, by delivering stock of the Company already owned by the Optionee, or also at the discretion of the Committee or the Board, by the promissory note or notes of the Optionee, or at the discretion of the Committee or the Board by a combination of these methods. The value of any stock delivered in payment shall, prior to the stock's being publicly traded, be the fair market value of the stock as determined by the Committee or the Board and, after the stock is publicly traded, be the fair market value of the Company's stock, as defined in Section 4(c) but using market quotations on the last business day prior to delivery. Any promissory notes shall bear a rate of interest not less than the rate, as it may change from time to time, required under federal tax law to prevent any imputation of interest, unless the rate exceeds the maximum rate permissible under California law, in which case the rate shall be the maximum permitted under California law. Such promissory notes shall be secured by a security interest in the shares issued upon exercise and such other security, if any as the Committee or the Board may require. All other terms of such loan shall be determined solely by the Committee, and all terms and conditions, including whether the loan shall become due upon cessation of employment, shall be set forth in the promissory note or notes executed by the Optionee. The Committee shall

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furnish the Optionee with a Truth-in-Lending Statement showing the terms of the loan, including the amount financed, total payments of interests, total payments of principal and annual percentage rate. The Board or Committee may in its discretion, during any time in which any portion of the loan is outstanding, provide for forgiveness of the loan, on such terms and conditions as the Board or Committee shall determine.

     6. TERMS AND CONDITIONS OF OPTIONS.

     (a) Each Option granted pursuant to this Plan shall be evidenced by a written Stock Option Agreement executed by the Company and the person to whom such Option is granted, in such form and on such terms as the Board or the Committee shall approve from time to time, but subject to the following subparagraphs (b) and (c) of this Paragraph 6.

     (b) Each Stock Option Agreement entered into pursuant to this Plan shall contain at least the following provisions:

          (1) The number of shares that may be purchased upon exercise of the Option and such exercise price as the Board of Directors or the Committee may determine, but which is not less than the price determined in accordance with Paragraph 5;

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          (2) A prohibition against the transfer of any Option to purchase Stock other than a transfer by will or the laws of descent and distribution and a limitation that the Option is exercisable during the optionee's lifetime only by him or after his death by his legal representative;

          (3) Provisions for termination of the Option thirty days after termination of employment except for cause or for death or permanent and total disability of the Option holder, one year in the event of termination of employment by reason of death or permanent and total disability, and immediate termination of the Option in the event of termination for cause; and

          (4) Such term for any Option, which is not in excess of a period of ten years and one day from the date it is granted as the Committee or the Board may determine and a schedule under which at least 20% of the shares granted under this Option shall become exercisable each year.

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     (c) Each Stock Option Agreement may also contain:

               (1) Such provisions as are necessary to render the issuance of Stock in compliance with all applicable requirements of law and to relieve the Company of any obligation to issue or deliver Stock unless and until, in the opinion of the Company's counsel, there has been full compliance with all applicable requirements of the securities laws and all applicable listing requirements of any national securities exchange on which shares of the same class are then listed;

               (2) Such restrictions on sale or other disposition of the Stock purchased upon exercise of the Option as may be determined by the Board or the Committee; and

               (3) Such other terms and conditions not inconsistent with this Plan as may be determined by the Board or the Committee.

     7. USE OF PROCEEDS.

     Proceeds realized from the sale of Stock pursuant to Options granted under this Plan shall constitute general funds of the Company.

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     8. AMENDMENT, SUSPENSION, OR TERMINATION OF PLAN.

     The Board may at any time suspend or terminate this Plan, and may amend it from time to time in such respects as the Board may deem advisable; provided, however (except as provided in Paragraph 2(b) hereof), the Board shall not amend the Plan in the following respects without shareholder approval:

     (a) To increase the maximum number of shares subject to the Plan; or

     (b) To change the designation of class of persons eligible to receive Options under the Plan.

     No amendment, suspension, or termination of this Plan shall, without the optionee's consent, alter or impair any rights or obligations under any Option theretofore granted to him under this Plan.

     9. EFFECTIVE DATE AND TERMINATION OF PLAN.

     (a) The Plan was adopted by the Board and became effective on December 19, 1985. The Plan was approved by the shareholders of the Company on November 20, 1985.

     (b) Unless sooner terminated by the Board, the Plan shall terminate ten years and one day after the date of Board approval as stated in Paragraph 9(a).

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                     INTERNATIONAL GENETIC ENGINEERING, INC.
                      STOCK OPTION AGREEMENT UNDER THE 1985
                         NONQUALIFIED STOCK OPTION PLAN

     THIS AGREEMENT is dated as of the (blank) day of (blank), 19 (blank) by and between International Genetic Engineering, Inc. (the "Company") and (blank) ("Optionee").

     WHEREAS, pursuant to the 1985 Nonqualified Stock Option Plan of the Company (the "Plan"), the Board of Directors (the "Board") of the Company or the Stock Incentive Committee (the "Committee") of the Board has authorized granting to Optionee a Non-Qualified Stock Option (the "Option") to purchase shares of common stock of the Company in accordance with and on the terms and conditions hereinafter stated;

     NOW, THEREFORE, it is hereby agreed:

     1. Grant of Option. Subject to the terms and conditions of the Plan, which is incorporation herein by reference and a copy of which is available to Optionee upon request, and pursuant to the action of the Board of the Committee and in accordance with authorizations granted by all appropriate regulatory and governmental agencies, the Company hereby grants to Optionee the Option to purchase all or any part of (blank) shares of common stock of the Company at the price of $(blank) per share, which price has been determined by the Board or the Committee. The date of grant of this Option is the date first above set forth.

     2. Exercise.

     (a) This Option shall be exercisable as follows:

     (blank)

     (b) This Option shall remain exercisable as to all of such shares until ten years and one day from the date of grant of this Option, unless this Option has expired or terminated earlier in accordance with the provisions hereof. Shares as to which this Option becomes exercisable pursuant to the foregoing provision may be purchased at any time prior to expiration of this Option.

     (c) Notwithstanding the preceding provisions of this paragraph, upon delivery of notice from the Company of the pendency of dissolution or liquidation of the Company or a reorganization, merger, consolidation of the Company with one or more corporations as a result of which the Company will not be the surviving corporation, or the acquisition of eighty percent (80%) or more of the Company's then outstanding voting stock by another corporation, a sale of substantially all of the assets and property of the Company to another person (a "Terminating Even"), this Option shall be exercisable in full and not merely as to those shares with respect to which installments, if any, have then accrued, unless there is a

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surviving corporation or a parent or subsidiary corporation thereof that shall assume (with appropriate changes) the outstanding Options or replace them with new options of comparable value. Notwithstanding the above, if this Option shall expire within 30 days of delivery of said notice pursuant to Section 3(b), 4, 5 or 6 of this Agreement, this Section 2(c) shall have no effect. Thirty (30) days after delivery or said notice, this Option or any portion hereof not exercised shall terminate, unless provision be made in connection with the Terminating Event for assumption of this Option or for substitution of new options for this Option covering an equivalent amount of stock of a successor employer corporation, or a parent or subsidiary corporation thereof, solely at the election of such successor corporation or parent or subsidiary corporation, with appropriate adjustments as to number and kind of shares and prices.

     (d) This Option shall be subject to appropriate adjustment sin price and number of shares to reflect any stock split, stock dividend, recapitalization or similar event (other than those specified in (c) above), as set forth in Section 2(b) of the Plan.

     3. Exercise of Option. This Option may be exercised only in 100-share lots, or, if less than 100 shares remain to be purchased upon exercise of any vested installments of this Option, then to the extent of the remaining shares which may be

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purchased. The Option shall be exercised by delivery to the Company of (a)
written notice of exercise stating the number of shares being purchased; (b) cash, check, or, at the discretion of the Committee or the Board, delivery of stock of the Company already owned by the Optionee, or also at the discretion of the Committee or the Board, by execution and delivery of the promissory note or notes of the Optionee, or at the discretion of the Committee or the Board by a combination of these methods; and (c) the written statement provided for in
Section 8(b) hereof.

     4. Cessation of Employment (Other Than Death or Total Disability). Except as provided in Paragraph 5 hereof, if Optionee shall cease to be employed by the Company or a subsidiary corporation for any reason other than Optionee's permanent and total disability or death, this Option shall expire thirty (30) days after the date on which the Optionee ceases employment or on the date specified in Paragraph 2 hereof, whichever is earlier. Before such expiration, Optionee shall have the right to exercise this Option only as to those shares with respect to which installments, if any, had accrued under Paragraph 2 hereof at the date of termination of employment.

     5. Termination of Employment for Cause. If Optionee's employment by the Company or a patent or subsidiary corporation is terminated for cause, this Option shall expire immediately. Termination for cause shall include termination for malfeasance or gross misfeasance in the performance of duties or conviction of a felony or any conduct intentionally detrimental to the interests of the Company or a parent or subsidiary corporation, or any other cause as specified in any employment agreement between the Company and the Optionee, and in any event, determination of the Board with respect thereto shall be final and conclusive.

     6. Nontransferability; Death or Total Disability of Optionee. This Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during Optionee's lifetime only by Optionee. If Optionee dies, or is permanently and totally disabled, while employed by the Company or a subsidiary corporation, this Option shall expire one(1) year after the date of Optionee's death, or permanent and total disability, or on the day specified in paragraph 2 hereof, whichever is earlier. After Optionee's death but before such expiration, the persons to whom Optionee's rights under this Option shall have passed by will or by the applicable laws of descent and distribution, or a person lawfully entitled to act for him, shall have the right to exercise this Option only as to those shares, if any, for which installments had accrued under Paragraph 2 hereof as of the date on which Optionee ceased to be employed by the Company or subsidiary corporation. Shares purchased by such persons shall be subject to all of the terms and provisions of this Agreement.

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     7. Employment. This agreement shall not obligate the Company or a subsidiary corporation to employ Optionee for any period, nor shall it interfere in any way with the right of the Company or a subsidiary corporation to reduce Optionee's compensation or to terminate the employment of Optionee.

     8. Privileges and Restrictions of Stock Ownership.

     (a) Optionee shall have no rights as a stockholder with respect to common stock of the Company subject to this Option until the date of issuance of stock certificates to him. Except as provided in Section 3(b) of the Plan, no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificates are issued.

     (b) By accepting this Option, Optionee, for himself and his transferees by will or the laws of descent and distribution, agrees that any and all shares purchased upon exercise of this Option shall be acquired for investment and not for sale or for distribution, that each notice of the exercise of any portion of this Option shall be accompanied by a representation and agreement in writing, signed by the person entitled to exercise the same, that the shares are being acquired in good faith for investment and not for sale or for distribution and that any and all certificates presenting shares purchased on the exercise of this Option may have affixed thereto an appropriate legend indicating that such shares have not been

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registered under the Securities Act of 1933, as amended, and are subject to certain restrictions on transfer, and shall be subject to such restrictions on transfer, and related legends, as in the opinion of counsel may be reasonably prudent under the circumstances. Provided, however, that if the shares subject to this Option are registered under the Securities Act of 1933, as amended, and if other applicable laws do not require similar restrictions at the time, the requirements set forth in this Section 8 shall be of no force and effect, and the Optionee may acquire such shares without giving such a representation.

     9. Modification and Termination. The rights of Optionee are subject to adjustment, modification and termination as provided in Paragraph 2 (relating to adjustments to reflect reorganizations, recapitalizations and like transactions), 4 (relating to authority in administration of the Plan) and 9 (relating to amendment, termination and suspension of the Plan) of the Plan.

     10. Notification of Sale. Optionee agrees that Optionee, or any person acquiring shares upon exercise of this Option, will notify the Company not more than five (5) days after any sale or disposition of such shares.

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     11. Withholding Taxes. Whenever shares are to be issued in satisfaction of this Option, the Company shall have the right to require Optionee to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificate of such shares.

     12. Notices. Notices delivered under this Agreement shall be delivered to the Company, at its principal office (Attention: President), and to the Optionee at such address as Optionee shall designate to the Company.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

OPTIONEE:                       INTERNATIONAL GENETIC
                                ENGINEERING, INC.

                                By (blank)

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